UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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Gen-Probe Incorporated

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GEN-PROBE INCORPORATED
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

GEN-PROBE INCORPORATED
10210 GENETIC CENTER DRIVE
SAN DIEGO, CA 92121
Stockholder Meeting to be held on 05/14/09

Proxy Materials Available
•	Notice of Internet Availability of Proxy Materials

•	Proxy Statement

•	Annual Report

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery please make the request as instructed below on or before 04/30/09.

HOW TO VIEW MATERIALS VIA THE INTERNET

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HOW TO REQUEST A COPY OF MATERIALS

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	05/14/09
Meeting Time: For holders as of:	10:00 a.m. Local Time 03/19/09

Meeting Location:

Gen-Probe Incorporated
10210 Genetic Center Drive
San Diego, CA 92121

How To Vote

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE IN ITEM 1 AND “FOR” ITEMS 2, 3 AND 4.

1.	To elect the three nominees for director named below for a three-year term to expire at the 2012 Annual Meeting of Stockholders.
The present Board of Directors of Gen-Probe Incorporated has nominated and recommends for election as director the following individuals:

Nominees:

	1a.	John W. Brown

	1b.	John C. Martin Ph.D.

	1c.	Henry L. Nordhoff

2.	To approve an amendment to The 2003 Incentive Award Plan of Gen-Probe Incorporated to increase the number of shares of common stock authorized for issuance thereunder by 2,500,000 shares.

3.	To ratify the selection of Ernst & Young LLP as the independent auditors of Gen-Probe Incorporated for the fiscal year ending December 31, 2009.

4.	To approve, through a non-binding advisory vote, the Board of Directors’ proposed appointment of Carl W. Hull to the Board of Directors of Gen-Probe Incorporated, effective May 18, 2009.